UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21563

Eaton Vance Short Duration Diversified Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders

Annual Report October 31, 2008

EATON VANCE
SHORT
DURATION
DIVERSIFIED
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Payson F. Swaffield, CFA
Co-Portfolio Manager

Scott H. Page, CFA
Co-Portfolio Manager

Catherine C. McDermott
Co-Portfolio Manager

Mark S. Venezia, CFA
Co-Portfolio Manager

Susan Schiff, CFA
Co-Portfolio Manager

Christine Johnston, CFA
Co-Portfolio Manager

Economic and Market Conditions

•                  The credit crisis that began in mid-2007 resulted in unprecedented events in the U.S. financial markets in 2008. Within a two week period in September, investors saw the U.S. government’s bailout of the two largest government sponsored enterprises – Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers Holding, Inc., and the subsequent bailout of one of the world’s largest insurers amidst other government intervention and uncertainty surrounding the future of many of the largest U.S. financial institutions. As the crisis intensified in the last two months of the fiscal year, the global fixed income and currency markets reacted with a flight-to-quality. The U.S. dollar strengthened against the Euro and many emerging market currencies, and U.S. interest rates fell as foreign investors headed for the relative safety of U.S. Treasury bonds. For the year ended October 31, 2008, 2-year and 5-year U.S. Treasury yields fell 240 (2.40%) and 134 basis points (1.34%), respectively. The Federal Funds rate started the year at 4.5% on October 31, 2007 and was cut to 1.0% by October 31, 2008. Many foreign central banks also cut their benchmark short-term interest rates in response to the global financial crisis, including the European Central Bank (ECB), Bank of Japan, Bank of England, and those of selected emerging market countries.

•                  Within U.S. credit markets, yield spread widening left no market unscathed. The yield spread of seasoned U.S. agency mortgage-backed securities (MBS) widened by about 200 basis points (2.00%) to finish the year valued at approximately 300 basis points (3.00%) over U.S. Treasuries. Below investment-grade corporate debt yield spreads widened by approximately 1,140 basis points (11.40%), with the Merrill Lynch U.S. High Yield Master II Index closing the fiscal year valued at 1,587 basis points (15.87%) over U.S. Treasuries. Similarly, senior, secured loan spreads over LIBOR – the London Inter-Bank Offered Rate – widened by approximately 1,300 basis points (13.00%), with the S&P/LSTA Leveraged Loan Index First Lien Loans valued at approximately 1,695 basis points (16.95%) over LIBOR on October 31, 2008.

Management Discussion

•                  The Fund is a closed-end fund that trades on the New York Stock Exchange under the symbol “EVG”. The Fund’s investment objective is to provide a high level of current income. In pursuing the Fund’s objective, the Fund’s investments have been allocated primarily to senior, secured loans, MBS and foreign obligations.

•                  The Fund’s performance was hurt by its investment in senior, secured loans. Loan prices plunged during the year, as forced selling by hedge funds and other leveraged vehicles pushed loan prices to approximately 72 cents on the dollar at October 31, 2008. With historical recovery rates at roughly 70 cents, the market

Eaton Vance Short Duration Diversified Income Fund

Total Return Performance 10/31/07 – 10/31/08

	NYSE Symbol	EVG
	At Net Asset Value (NAV)(1)	-11.57%
	At Share Price(1)	-16.36%
	Lipper Global Income Funds Average (At NAV)(2)	-17.75%

	Premium/(Discount) to NAV	-15.70%
	Total Distributions per share	$1.366
Distribution Rate(3)	At NAV	7.82%
	At Share Price	9.27%

See page 3 for more performance information.

(1)       Performance results reflect the effects of leverage resulting from the Fund’s derivative instruments, the reinvestment of securities lending collateral and borrowings.

(2)  It is not possible to invest directly in a Lipper Classification. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)  The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

appeared to be implying near universal default rates or dramatically lower recoveries, thus far exaggerating any weakening in the market’s fundamentals.

•                  During the year, all credit markets experienced unprecedented volatility, and the bank loan market was no exception. The total return for the S&P/LSTA Leveraged Loan Index (the Index) through the first nine months of the fiscal year was -2.91%. However, September brought a series of events that rattled the markets more deeply. In the Fund’s fiscal fourth quarter, the Index declined -18.66%, by far its worst quarterly showing ever.

•                  The Fund’s investments in senior, secured loans remain diverse with respect to individual borrowers, geography, and industry holdings. The largest industries represented were publishing, cable and satellite television, and healthcare. The largest borrowers and industries represented in the Fund tend to be relatively non-cyclical, with borrowers possessing good capital structures and strong collateral value.

•                  Within the MBS portion of the Fund, the focus remained on seasoned, fixed-rate, U.S. government agency MBS. The underlying mortgages to the Fund’s seasoned MBS investments were typically originated in the 1980s or 1990s; therefore, the homeowners have typically built up considerable equity in their homes over time. As a result, these mortgages have a relatively low loan-to-value ratio and more predictable cash flows than generic MBS. In addition, the loans are guaranteed by the U.S. government agencies.

•                  Similar to other U.S. credit markets, yield spreads over U.S. Treasuries for seasoned U.S. agency MBS widened over the year ended October 31, 2008. The widening of approximately 200 basis points (2.00%), however, was more than offset by a decline in Treasury yields, thereby generating positive returns for the sector.

•                  The Fund’s foreign obligations were slightly negative for the Fund’s performance. The Fund’s foreign investments consisted primarily of long and short forward currency contracts, foreign-denominated sovereign bonds, and other derivatives.

•                  The two primary drivers of the sector’s negative performance were positions in Iceland and the Latin American region. In addition, certain positions in Asia also contributed to underperformance, specifically, a short position in Japanese Government bonds and a long Indonesian currency position. Iceland was the Fund’s worst performer. The Icelandic government seized the nation’s banks in October, as the banks collapsed under the weight of a falling currency and large debts abroad. In Latin America, the Fund’s position in Uruguay declined in value toward the end of the fiscal year in response to negative developments in Argentina, one of its major trading partners. The Fund’s position in Colombia also detracted from performance; despite relatively stable economic growth, the Colombian peso fared poorly, as the government suspended its efforts to support it. The Fund’s position in Brazil also weakened; however, the country’s influence as an economic power in Latin America continued to grow.

•                  The Fund’s positions in Egyptian T-bills were additive to performance, as Egypt benefited from an inflow of Middle East oil revenues. The government has encouraged a stronger pound as a weapon against inflation. Elsewhere, the Fund continued to benefit from a short South African Rand position. The Rand declined to its lowest level in six years as demand for gold and other precious metals fell amid the global economic downturn.

•                  Additionally, the Fund benefitted from its positions in Eastern Europe, most notably Poland and Turkey. The Fund’s exposure to the Polish Zloty added to performance. The currency was helped by strong industrial production, an economic growth rate twice that of the Euro zone and continuing remittances from workers abroad. Investments in the Turkish Lira were also additive, as the Turkish central bank raised rates to fight inflation. The currency strengthened further late in the period following a loan accord with the International Monetary Fund.

•                  The Fund employs leverage through the use of derivative instruments and borrowings. The Fund’s leverage was comprised of approximately 14% through borrowings and 32% through derivative investments. Use of leverage creates an opportunity for increased total return but, at the same time, creates special risks (including the likelihood of greater volatility of net asset and market price).

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

FUND PERFORMANCE

Performance (1)
New York Stock Exchange Symbol	EVG

Average Annual Total Returns (by share price, NYSE)
One Year	-16.36%
Life of Fund (2/28/05)	-3.15

Average Annual Total Returns (at net asset value)
One Year	-11.57%
Life of Fund (2/28/05)	1.45

(1)  Performance results reflect the effects of leverage.

Fund Composition

Fund Allocations(2)

By total leveraged assets

(2)     Fund Allocations are as of 10/31/08 and are as a percentage of the Fund’s total leveraged assets. Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the notional value of long and short forward foreign currency contracts and other foreign obligations derivatives held by the Fund. Fund Allocations as a percentage of the Fund’s net assets amounted to 183.6% as of 10/31/08. Fund Allocations are subject to change due to active management. Please refer to definition of total leveraged assets within the Notes to Financial Statements included herein.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS

	Senior Floating-Rate Interests — 47.8%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 1.0%
	ACTS Aero Technical Support & Service, Inc.
	187,773	Term Loan, 7.89%, Maturing October 5, 2014	$91,070
	DAE Aviation Holdings, Inc.
	113,548	Term Loan, 7.17%, Maturing July 31, 2014	84,594
	114,894	Term Loan, 7.37%, Maturing July 31, 2014	85,596
	Evergreen International Aviation
	263,674	Term Loan, 9.00%, Maturing October 31, 2011	201,051
	Hawker Beechcraft Acquisition
	110,132	Term Loan, 5.76%, Maturing March 26, 2014	71,507
	1,880,323	Term Loan, 5.76%, Maturing March 26, 2014	1,220,867
	Hexcel Corp.
	388,666	Term Loan, 5.25%, Maturing March 1, 2012	345,913
	Vought Aircraft Industries, Inc.
	789,305	Term Loan, 5.62%, Maturing December 17, 2011	627,497
	181,818	Term Loan, 6.42%, Maturing December 17, 2011	136,364
			$2,864,459
	Air Transport — 0.3%
	Delta Air Lines, Inc.
	345,625	Term Loan - Second Lien, 6.25%, Maturing April 30, 2014	$198,734
	Northwest Airlines, Inc.
	813,112	DIP Loan, 5.00%, Maturing August 21, 2009	661,670
			$860,404
	Automotive — 3.6%
	Accuride Corp.
	535,682	Term Loan, 7.31%, Maturing January 31, 2012	$405,779
	Adesa, Inc.
	885,330	Term Loan, 6.02%, Maturing October 18, 2013	589,482
	Allison Transmission, Inc.
	803,444	Term Loan, 5.67%, Maturing September 30, 2014	551,794
	ATU AFM Auto Holding GmbH & Co.
EUR	750,000	Term Loan, 8.09%, Maturing August 20, 2013	333,887
	AxleTech International Holding, Inc.
	425,000	Term Loan - Second Lien, 10.39%, Maturing April 21, 2013	333,625
	Chrysler Financial
	496,244	Term Loan, 6.82%, Maturing August 1, 2014	340,340
	Dayco Europe S.R.I.
EUR	271,850	Term Loan, 9.40%, Maturing June 21, 2010	260,523
	Dayco Products, LLC
	496,832	Term Loan, 8.01%, Maturing June 21, 2011	168,923

Principal Amount*		Borrower/Tranche Description	Value
Automotive (continued)
Delphi Corp.
	1,000,000	DIP Loan, 7.25%, Maturing December 31, 2008	$860,000
Federal-Mogul Corp.
	294,425	Term Loan, 5.48%, Maturing December 27, 2014	179,231
	227,943	Term Loan, 6.12%, Maturing December 27, 2015	138,760
Ford Motor Co.
	491,250	Term Loan, 7.59%, Maturing December 15, 2013	272,994
General Motors Corp.
	1,406,256	Term Loan, 5.80%, Maturing November 29, 2013	777,660
Goodyear Tire & Rubber Co.
	3,175,000	Term Loan - Second Lien, 4.78%, Maturing April 30, 2010	2,259,543
HLI Operating Co., Inc.
EUR	27,273	Term Loan, 4.87%, Maturing May 30, 2014	29,894
EUR	1,307,091	Term Loan, 7.67%, Maturing May 30, 2014	1,299,443
Keystone Automotive Operations, Inc.
	238,332	Term Loan, 6.78%, Maturing January 12, 2012	137,041
LKQ Corp.
	247,116	Term Loan, 6.77%, Maturing October 12, 2014	205,106
TriMas Corp.
	1,070,313	Term Loan, 4.88%, Maturing August 2, 2011	813,437
	298,594	Term Loan, 5.63%, Maturing February 28, 2012	226,931
			$10,184,393
Beverage and Tobacco — 0.2%
Culligan International Co.
EUR	300,000	Term Loan - Second Lien, 9.78%, Maturing May 31, 2013	$76,473
Liberator Midco, Ltd.
EUR	250,000	Term Loan, 6.75%, Maturing October 27, 2013	249,732
EUR	244,357	Term Loan, 7.13%, Maturing October 27, 2014	244,095
			$570,300
Building and Development — 1.3%
Brickman Group Holdings, Inc.
	596,970	Term Loan, 5.12%, Maturing January 23, 2014	$468,621
Building Materials Corp. of America
	393,052	Term Loan, 6.62%, Maturing February 22, 2014	274,350
Epco/Fantome, LLC
	460,000	Term Loan, 5.80%, Maturing November 23, 2010	432,400
Hovstone Holdings, LLC
	132,500	Term Loan, 6.25%, Maturing February 28, 2009	86,973
LNR Property Corp.
	704,000	Term Loan, 6.04%, Maturing July 3, 2011	385,440
Panolam Industries Holdings, Inc.
	155,749	Term Loan, 6.51%, Maturing September 30, 2012	133,944

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Building and Development (continued)
	Realogy Corp.
	256,600	Term Loan, 3.78%, Maturing September 1, 2014	$165,079
	953,087	Term Loan, 6.50%, Maturing September 1, 2014	613,153
	TRU 2005 RE Holding Co.
	575,000	Term Loan, 6.72%, Maturing December 9, 2008	420,229
	United Subcontractors, Inc.
	251,473	Term Loan - Second Lien, 12.42%, Maturing June 27, 2013(2)	95,560
	Wintergames Acquisition ULC
	733,068	Term Loan, 10.74%, Maturing April 25, 2010	542,397
			$3,618,146
	Business Equipment and Services — 2.7%
	Acxiom Corp.
	472,249	Term Loan, 4.94%, Maturing September 15, 2012	$344,742
	Affinion Group, Inc.
	908,129	Term Loan, 5.32%, Maturing October 17, 2012	724,233
	Allied Barton Security Service
	200,000	Term Loan, 7.75%, Maturing February 21, 2015	178,500
	Education Management, LLC
	1,426,094	Term Loan, 5.56%, Maturing June 1, 2013	1,005,396
	Info USA, Inc.
	194,535	Term Loan, 5.77%, Maturing February 14, 2012	171,191
	Intergraph Corp.
	421,020	Term Loan, 4.81%, Maturing May 29, 2014	328,396
	Mitchell International, Inc.
	192,063	Term Loan, 5.81%, Maturing March 28, 2014	166,134
	N.E.W. Holdings I, LLC
	270,038	Term Loan, 5.89%, Maturing May 22, 2014	208,604
	Protection One, Inc.
	191,018	Term Loan, 5.42%, Maturing March 31, 2012	154,724
	Sabre, Inc.
	1,364,593	Term Loan, 5.25%, Maturing September 30, 2014	790,705
	Sitel (Client Logic)
	273,201	Term Loan, 6.51%, Maturing January 29, 2014	163,921
	SunGard Data Systems, Inc.
	1,915,714	Term Loan, 4.55%, Maturing February 11, 2013	1,476,468
	TDS Investor Corp.
EUR	525,796	Term Loan, 7.39%, Maturing August 23, 2013	422,197
	Valassis Communications, Inc.
	109,126	Term Loan, 5.52%, Maturing March 2, 2014	76,752
	484,971	Term Loan, 5.52%, Maturing March 2, 2014	341,096
	VWR International, Inc.
	450,000	Term Loan, 5.67%, Maturing June 28, 2013	314,250

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
WAM Acquisition, S.A.
EUR	153,716	Term Loan, 7.09%, Maturing May 4, 2014	$112,776
EUR	93,087	Term Loan, 7.09%, Maturing May 4, 2014	68,294
EUR	153,716	Term Loan, 7.59%, Maturing May 4, 2015	112,776
EUR	93,087	Term Loan, 7.59%, Maturing May 4, 2015	68,294
West Corp.
	687,776	Term Loan, 5.73%, Maturing October 24, 2013	445,335
			$7,674,784
Cable and Satellite Television — 3.7%
Cequel Communications, LLC
	475,000	Term Loan - Second Lien, 7.30%, Maturing May 5, 2014	$304,000
	1,064,755	Term Loan - Second Lien, 8.80%, Maturing May 5, 2014	697,415
Charter Communications Operating, Inc.
	1,976,894	Term Loan, 5.31%, Maturing April 28, 2013	1,488,540
CSC Holdings, Inc.
	1,492,347	Term Loan, 4.57%, Maturing March 29, 2013	1,297,276
CW Media Holdings, Inc.
	198,000	Term Loan, 7.01%, Maturing February 16, 2015	158,400
Insight Midwest Holdings, LLC
	1,029,375	Term Loan, 5.93%, Maturing April 6, 2014	814,922
Kabel Deutschland GmbH
EUR	1,000,000	Term Loan, 6.91%, Maturing March 31, 2012	971,844
Mediacom Broadband Group
	1,989,873	Term Loan, 3.89%, Maturing January 31, 2015	1,447,633
Orion Cable GmbH
EUR	225,566	Term Loan, 7.69%, Maturing October 31, 2014	189,028
EUR	225,566	Term Loan, 8.41%, Maturing October 31, 2015	189,028
ProSiebenSat.1 Media AG
EUR	9,415	Term Loan, 6.85%, Maturing June 26, 2015	6,529
EUR	231,985	Term Loan, 6.85%, Maturing June 26, 2015	160,867
EUR	61,836	Term Loan, 7.53%, Maturing March 2, 2015	19,703
EUR	61,836	Term Loan, 7.78%, Maturing March 2, 2016	19,703
UPC Broadband Holding B.V.
EUR	1,150,000	Term Loan, 7.01%, Maturing October 16, 2011	977,155
	1,550,000	Term Loan, 5.47%, Maturing December 31, 2014	1,112,125
YPSO Holding SA
EUR	496,137	Term Loan, 7.00%, Maturing July 28, 2014	312,224
EUR	191,468	Term Loan, 7.00%, Maturing July 28, 2014	120,493
EUR	312,395	Term Loan, 7.00%, Maturing July 28, 2014	196,593
			$10,483,478

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics — 2.5%
Brenntag Holding GmbH and Co.
EUR	1,094,382	Term Loan, 12.14%, Maturing December 23, 2013	$899,674
Celanese Holdings, LLC
	994,949	Term Loan, 5.55%, Maturing April 2, 2014	808,752
Cognis GmbH
	400,000	Term Loan, 4.82%, Maturing September 15, 2013	254,667
Foamex International, Inc.
	211,265	Term Loan, 8.04%, Maturing February 12, 2013	97,710
Georgia Gulf Corp.
	186,599	Term Loan, 9.05%, Maturing October 3, 2013	149,466
INEOS Group
	1,230,602	Term Loan, 5.95%, Maturing December 14, 2013	685,035
	1,230,602	Term Loan, 6.45%, Maturing December 14, 2014	673,755
Innophos, Inc.
	433,832	Term Loan, 6.76%, Maturing August 10, 2010	373,096
Kleopatra
	225,000	Term Loan, 6.82%, Maturing January 3, 2016	106,875
EUR	200,000	Term Loan, 7.88%, Maturing January 3, 2016	130,641
Kranton Polymers, LLC
	628,454	Term Loan, 5.31%, Maturing May 12, 2013	486,005
Lucite International Group Holdings
	180,949	Term Loan, 5.37%, Maturing July 7, 2013	164,212
	64,074	Term Loan, 5.37%, Maturing July 7, 2013	51,046
MacDermid, Inc.
EUR	400,909	Term Loan, 7.39%, Maturing April 12, 2014	355,130
Millenium Inorganic Chemicals
	300,000	Term Loan - Second Lien, 9.51%, Maturing October 31, 2014	162,000
Propex Fabrics, Inc.
	239,908	Term Loan, 8.00%, Maturing July 31, 2012	72,572
Rockwood Specialties Group
EUR	1,447,500	Term Loan, 6.23%, Maturing July 30, 2012	1,577,399
			$7,048,035
Clothing / Textiles — 0.1%
Hanesbrands, Inc.
	250,000	Term Loan - Second Lien, 7.27%, Maturing January 13, 2016	$195,833
St. John Knits International, Inc.
	115,533	Term Loan, 6.12%, Maturing March 23, 2012	96,470
			$292,303

Principal Amount*		Borrower/Tranche Description	Value
Conglomerates — 1.5%
Doncasters (Dunde HoldCo 4 Ltd.)
	123,889	Term Loan, 4.85%, Maturing July 13, 2015	$92,298
	123,889	Term Loan, 5.35%, Maturing July 13, 2015	92,298
GBP	250,000	Term Loan - Second Lien, 9.77%, Maturing January 13, 2016	263,531
ISS Holdings A/S
EUR	122,807	Term Loan, 6.96%, Maturing December 31, 2013	104,088
EUR	877,193	Term Loan, 6.96%, Maturing December 31, 2013	743,487
Jarden Corp.
	202,825	Term Loan, 5.51%, Maturing January 24, 2012	166,063
	496,232	Term Loan, 6.26%, Maturing January 24, 2012	415,284
Polymer Group, Inc.
	1,209,155	Term Loan, 5.73%, Maturing November 22, 2012	961,279
RGIS Holdings, LLC
	846,429	Term Loan, 5.46%, Maturing April 30, 2014	581,215
	42,321	Term Loan, 5.62%, Maturing April 30, 2014	29,061
The Manitowoc Company, Inc.
	250,000	Term Loan, Maturing August 21, 2014(11)	197,625
US Investigations Services, Inc.
	519,737	Term Loan, 5.95%, Maturing February 21, 2015	369,013
Vertrue, Inc.
	247,500	Term Loan, 6.77%, Maturing August 16, 2014	185,625
			$4,200,867
Containers and Glass Products — 1.7%
Berry Plastics Corp.
	538,028	Term Loan, 4.80%, Maturing April 3, 2015	$396,123
Consolidated Container Co.
	320,125	Term Loan, 5.75%, Maturing March 28, 2014	194,743
Crown Americas, Inc.
EUR	980,000	Term Loan, 6.87%, Maturing November 15, 2012	1,236,568
JSG Acquisitions
EUR	500,000	Term Loan, 6.96%, Maturing December 31, 2014	419,236
EUR	500,000	Term Loan, 7.12%, Maturing December 31, 2014	419,236
Pregis Corp.
	970,000	Term Loan, 6.01%, Maturing October 12, 2012	873,000
Smurfit-Stone Container Corp.
	428,496	Term Loan, 3.83%, Maturing November 1, 2011	340,654
	719,761	Term Loan, 4.88%, Maturing November 1, 2011	572,210
	244,516	Term Loan, 4.90%, Maturing November 1, 2011	194,390
			$4,646,160

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Cosmetics / Toiletries — 0.2%
	Bausch & Lomb, Inc.
	40,000	Term Loan, 4.71%, Maturing April 30, 2015(3)	$32,467
	158,800	Term Loan, 7.01%, Maturing April 30, 2015	128,893
	Prestige Brands, Inc.
	526,367	Term Loan, 5.82%, Maturing April 7, 2011	423,725
			$585,085
	Drugs — 0.3%
	Pharmaceutical Holdings Corp.
	116,826	Term Loan, 6.51%, Maturing January 30, 2012	$98,134
	Stiefel Laboratories, Inc.
	152,903	Term Loan, 7.00%, Maturing December 28, 2013	124,616
	199,906	Term Loan, 7.00%, Maturing December 28, 2013	162,924
	Warner Chilcott Corp.
	156,933	Term Loan, 5.76%, Maturing January 18, 2012	129,705
	418,254	Term Loan, 5.76%, Maturing January 18, 2012	345,687
			$861,066
	Ecological Services and Equipment — 0.4%
	Big Dumpster Merger Sub, Inc.
	96,794	Term Loan, 6.01%, Maturing February 5, 2013	$70,176
	Blue Waste B.V. (AVR Acquisition)
EUR	500,000	Term Loan, 7.21%, Maturing April 1, 2015	505,040
	Sensus Metering Systems, Inc.
	359,361	Term Loan, 4.92%, Maturing December 17, 2010	332,409
	Wastequip, Inc.
	398,206	Term Loan, 6.01%, Maturing February 5, 2013	288,699
			$1,196,324
	Electronics / Electrical — 1.6%
	Aspect Software, Inc.
	448,500	Term Loan, 6.25%, Maturing July 11, 2011	$363,285
	500,000	Term Loan - Second Lien, 10.00%, Maturing July 11, 2013	380,000
	Freescale Semiconductor, Inc.
	1,203,563	Term Loan, 5.47%, Maturing December 1, 2013	823,438
	Infor Enterprise Solutions Holdings
	740,600	Term Loan, 7.52%, Maturing July 28, 2012	468,429
	386,400	Term Loan, 7.52%, Maturing July 28, 2012	244,398
	250,000	Term Loan - Second Lien, 9.26%, Maturing March 2, 2014	80,000
	91,667	Term Loan - Second Lien, 10.01%, Maturing March 2, 2014	29,333
	158,333	Term Loan - Second Lien, 10.01%, Maturing March 2, 2014	51,062
	Network Solutions, LLC
	195,101	Term Loan, 5.95%, Maturing March 7, 2014	112,183

	Principal Amount*	Borrower/Tranche Description	Value
	Electronics / Electrical (continued)
	Open Solutions, Inc.
	320,182	Term Loan, 5.96%, Maturing January 23, 2014	$176,100
	Sensata Technologies Finance Co.
	984,887	Term Loan, 5.26%, Maturing April 27, 2013	636,237
	Spectrum Brands, Inc.
	16,486	Term Loan, 3.57%, Maturing March 30, 2013	11,314
	325,662	Term Loan, 7.58%, Maturing March 30, 2013	223,486
	SS&C Technologies, Inc.
	386,420	Term Loan, 5.77%, Maturing November 23, 2012	294,645
	Vertafore, Inc.
	488,843	Term Loan, 5.31%, Maturing January 31, 2012	397,185
	275,000	Term Loan - Second Lien, 8.81%, Maturing January 31, 2013	188,375
			$4,479,470
	Equipment Leasing — 0.1%
	AWAS Capital, Inc.
	555,140	Term Loan - Second Lien, 9.25%, Maturing March 22, 2013	$319,206
			$319,206
	Farming / Agriculture — 0.1%
	BF Bolthouse HoldCo, LLC
	375,000	Term Loan - Second Lien, 9.26%, Maturing December 16, 2013	$285,000
			$285,000
	Financial Intermediaries — 0.3%
	Jupiter Asset Management Group
GBP	220,143	Term Loan, 7.89%, Maturing June 30, 2015	$267,486
	LPL Holdings, Inc.
	496,222	Term Loan, 5.51%, Maturing December 18, 2014	396,977
	Travelex America Holdings, Inc.
	125,000	Term Loan, 5.93%, Maturing October 31, 2013	98,125
	125,000	Term Loan, 6.43%, Maturing October 31, 2014	98,125
			$860,713
	Food Products — 1.9%
	Acosta, Inc.
	610,938	Term Loan, 5.37%, Maturing July 28, 2013	$450,566
	Advantage Sales & Marketing, Inc.
	987,702	Term Loan, 5.20%, Maturing March 29, 2013	693,861
	American Seafoods Group, LLC
	683,900	Term Loan, 5.01%, Maturing September 30, 2011	629,188

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Food Products (continued)
Black Lion Beverages III B.V.
EUR	1,000,000	Term Loan - Second Lien, 9.49%, Maturing January 24, 2016	$775,351
Charden International B.V.
EUR	242,629	Term Loan, 7.80%, Maturing March 14, 2014	254,094
EUR	242,629	Term Loan, 8.30%, Maturing March 14, 2015	254,094
Michael Foods, Inc.
	197,824	Term Loan, 4.87%, Maturing November 21, 2010	175,074
Pinnacle Foods Finance, LLC
	1,061,563	Term Loan, 6.76%, Maturing April 2, 2014	770,694
Reddy Ice Group, Inc.
	925,000	Term Loan, 6.50%, Maturing August 9, 2012	691,437
Ruby Acquisitions, Ltd.
GBP	385,043	Term Loan, 8.84%, Maturing January 5, 2015	480,243
Wrigley Company
	257,699	Term Loan, 7.75%, Maturing October 6, 2014	244,879
			$5,419,481
Food Service — 0.9%
Aramark Corp.
GBP	540,375	Term Loan, 8.38%, Maturing January 27, 2014	$695,722
Buffets, Inc.
	127,599	Term Loan, 10.42%, Maturing January 22, 2009	39,556
	12,713	Term Loan, 10.42%, Maturing January 22, 2009	3,941
	258,662	DIP Loan, 12.25%, Maturing January 22, 2009	259,955
	39,458	Term Loan, 3.66%, Maturing May 1, 2013	11,640
	265,418	Term Loan, 10.42%, Maturing November 1, 2013	78,298
Denny's, Inc.
	37,000	Term Loan, 3.70%, Maturing March 31, 2012	29,415
	136,652	Term Loan, 4.75%, Maturing March 31, 2012	108,639
JRD Holdings, Inc.
	615,856	Term Loan, 5.75%, Maturing June 26, 2014	468,051
OSI Restaurant Partners, LLC
	18,797	Term Loan, 2.64%, Maturing May 9, 2013	9,884
	220,644	Term Loan, 5.25%, Maturing May 9, 2014	116,022
QCE Finance, LLC
	275,000	Term Loan - Second Lien, 9.51%, Maturing November 5, 2013	162,937
Selecta
EUR	741,246	Term Loan, 7.50%, Maturing June 28, 2015	632,986
			$2,617,046

	Principal Amount*	Borrower/Tranche Description	Value
	Food / Drug Retailers — 0.8%
	General Nutrition Centers, Inc.
	791,722	Term Loan, 6.14%, Maturing September 16, 2013	$548,927
	Iceland Foods Group, Ltd.
GBP	250,000	Term Loan, 7.61%, Maturing May 2, 2014	349,028
GBP	250,000	Term Loan, 8.61%, Maturing May 2, 2015	349,028
	Roundy's Supermarkets, Inc.
	1,173,829	Term Loan, 5.38%, Maturing November 3, 2011	953,736
			$2,200,719
	Forest Products — 1.0%
	Georgia-Pacific Corp.
	2,870,154	Term Loan, 5.37%, Maturing December 20, 2012	$2,390,999
	Newpage Corp.
	372,188	Term Loan, 7.00%, Maturing December 5, 2014	303,865
			$2,694,864
	Healthcare — 4.0%
	Accellent, Inc.
	1,005,544	Term Loan, 5.31%, Maturing November 22, 2012	$693,825
	American Medical Systems
	314,249	Term Loan, 5.44%, Maturing July 20, 2012	270,254
	AMR HoldCo, Inc.
	317,769	Term Loan, 4.82%, Maturing February 10, 2012	282,814
	Biomet, Inc.
	767,250	Term Loan, 6.76%, Maturing December 26, 2014	669,617
EUR	346,500	Term Loan, 8.14%, Maturing December 26, 2014	378,699
	Cardinal Health 409, Inc.
	419,688	Term Loan, 6.01%, Maturing April 10, 2014	271,748
	Carestream Health, Inc.
	941,635	Term Loan, 5.43%, Maturing April 30, 2013	619,909
	Carl Zeiss Vision Holding GmbH
	400,000	Term Loan, 5.62%, Maturing March 23, 2015	228,667
	Community Health Systems, Inc.
	82,401	Term Loan, 0.00%, Maturing July 25, 2014(3)	66,240
	1,610,482	Term Loan, 5.16%, Maturing July 25, 2014	1,294,627
	Dako EQT Project Delphi
	250,000	Term Loan - Second Lien, 7.63%, Maturing December 12, 2016	100,000
	DJO Finance, LLC
	198,500	Term Loan, 6.74%, Maturing May 15, 2014	151,852
	HCA, Inc.
	1,918,387	Term Loan, 6.01%, Maturing November 18, 2013	1,587,945
	Health Management Association, Inc.
	1,056,547	Term Loan, 5.51%, Maturing February 28, 2014	744,866

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Healthcare (continued)
IM U.S. Holdings, LLC
	320,938	Term Loan, 5.16%, Maturing June 26, 2014	$236,959
Invacare Corp.
	193,200	Term Loan, 5.60%, Maturing February 12, 2013	165,186
MultiPlan Merger Corp.
	461,972	Term Loan, 5.63%, Maturing April 12, 2013	363,803
National Mentor Holdings, Inc.
	16,800	Term Loan, 2.44%, Maturing June 29, 2013	14,196
	276,828	Term Loan, 5.77%, Maturing June 29, 2013	233,920
Nyco Holdings
EUR	307,765	Term Loan, 7.42%, Maturing December 29, 2014	214,519
EUR	307,765	Term Loan, 8.17%, Maturing December 29, 2015	214,519
P&F Capital S.A.R.L.
EUR	206,748	Term Loan, 7.63%, Maturing February 21, 2014	221,349
EUR	64,291	Term Loan, 7.63%, Maturing February 21, 2014	68,831
EUR	123,769	Term Loan, 7.63%, Maturing February 21, 2014	132,510
EUR	99,350	Term Loan, 7.63%, Maturing February 21, 2014	106,367
EUR	93,422	Term Loan, 8.13%, Maturing February 21, 2015	100,169
EUR	34,708	Term Loan, 8.13%, Maturing February 21, 2015	37,214
EUR	72,073	Term Loan, 8.13%, Maturing February 21, 2015	77,278
EUR	293,557	Term Loan, 8.13%, Maturing February 21, 2015	314,756
ReAble Therapeutics Finance, LLC
	447,325	Term Loan, 5.76%, Maturing November 16, 2013	337,730
Select Medical Corp.
	494,975	Term Loan, 5.72%, Maturing February 24, 2012	381,131
Select Medical Holdings Corp.
	482,500	Term Loan, 4.91%, Maturing February 24, 2012	371,525
Viant Holdings, Inc.
	494,987	Term Loan, 6.02%, Maturing June 25, 2014	294,518
			$11,247,543
Home Furnishings — 0.4%
Interline Brands, Inc.
	276,250	Term Loan, 4.75%, Maturing June 23, 2013	$212,712
	191,304	Term Loan, 4.75%, Maturing June 23, 2013	147,304
Oreck Corp.
	444,874	Term Loan, 5.61%, Maturing February 2, 2012(2)	173,946
Simmons Co.
	806,601	Term Loan, 5.44%, Maturing December 19, 2011	572,687
			$1,106,649
Industrial Equipment — 1.3%
Brand Energy and Infrastructure Services, Inc.
	198,000	Term Loan, 6.96%, Maturing February 7, 2014	$155,430

Principal Amount*	Borrower/Tranche Description	Value
Industrial Equipment (continued)
CEVA Group PLC U.S.
758,358	Term Loan, 6.17%, Maturing November 4, 2013	$608,582
265,066	Term Loan, 6.75%, Maturing November 4, 2013	212,715
262,114	Term Loan, 6.76%, Maturing January 4, 2014	210,347
EPD Holdings (Goodyear Engineering Products)
86,844	Term Loan, 5.50%, Maturing July 13, 2014	62,962
606,375	Term Loan, 5.50%, Maturing July 13, 2014	439,622
200,000	Term Loan - Second Lien, 8.75%, Maturing April 30, 2014	116,000
Generac Acquisition Corp.
367,146	Term Loan, 6.65%, Maturing November 7, 2013	231,914
Gleason Corp.
20,089	Term Loan, 5.22%, Maturing June 30, 2013	17,176
174,893	Term Loan, 5.22%, Maturing June 30, 2013	149,534
John Maneely Co.
534,636	Term Loan, 7.66%, Maturing December 8, 2013	394,294
Polypore, Inc.
839,375	Term Loan, 5.39%, Maturing July 3, 2014	654,712
Sequa Corp.
397,522	Term Loan, 6.38%, Maturing November 30, 2014	298,638
TFS Acquisition Corp.
220,500	Term Loan, 7.26%, Maturing August 11, 2013	205,065
		$3,756,991
Insurance — 0.9%
CCC Information Services Group, Inc.
568,938	Term Loan, 6.02%, Maturing February 10, 2013	$457,995
Conseco, Inc.
784,017	Term Loan, 5.00%, Maturing October 10, 2013	519,411
Crawford & Company
349,143	Term Loan, 6.52%, Maturing October 31, 2013	303,754
Crump Group, Inc.
240,333	Term Loan, 6.71%, Maturing August 4, 2014	179,048
Getty Images, Inc.
475,000	Term Loan, 8.05%, Maturing July 2, 2015	432,487
Hub International Holdings, Inc.
131,469	Term Loan, 6.26%, Maturing June 13, 2014	90,714
584,916	Term Loan, 6.26%, Maturing June 13, 2014	403,592
U.S.I. Holdings Corp.
222,187	Term Loan, 6.52%, Maturing May 4, 2014	161,641
		$2,548,642
Leisure Goods / Activities / Movies — 2.5%
24 Hour Fitness Worldwide, Inc.
394,875	Term Loan, 6.18%, Maturing June 8, 2012	$294,182

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
AMC Entertainment, Inc.
1,989,770	Term Loan, 5.01%, Maturing January 26, 2013	$1,525,905
Bombardier Recreational Products
524,051	Term Loan, 6.16%, Maturing June 28, 2013	362,905
Metro-Goldwyn-Mayer Holdings, Inc.
1,614,692	Term Loan, 7.01%, Maturing April 8, 2012	816,429
National CineMedia, LLC
725,000	Term Loan, 4.57%, Maturing February 13, 2015	505,084
Regal Cinemas Corp.
1,989,848	Term Loan, 5.26%, Maturing November 10, 2010	1,504,546
Revolution Studios Distribution Co., LLC
305,861	Term Loan, 6.87%, Maturing December 21, 2014	253,865
225,000	Term Loan, 10.12%, Maturing June 21, 2015	159,750
Six Flags Theme Parks, Inc.
839,375	Term Loan, 5.69%, Maturing April 30, 2015	549,791
Universal City Development Partners, Ltd.
925,455	Term Loan, 6.68%, Maturing June 9, 2011	795,891
Zuffa, LLC
493,750	Term Loan, 5.81%, Maturing June 20, 2016	308,594
		$7,076,942
Lodging and Casinos — 1.4%
Harrah's Operating Co.
1,990,000	Term Loan, 6.45%, Maturing January 28, 2015	$1,365,994
497,500	Term Loan, 6.54%, Maturing January 28, 2015	342,377
Herbst Gaming, Inc.
994,937	Term Loan, 10.50%, Maturing December 2, 2011	552,190
Isle of Capri Casinos, Inc.
566,360	Term Loan, 5.51%, Maturing November 30, 2013	384,181
170,769	Term Loan, 5.51%, Maturing November 30, 2013	115,838
226,544	Term Loan, 5.51%, Maturing November 30, 2013	153,673
New World Gaming Partners, Ltd.
289,479	Term Loan, 6.26%, Maturing June 30, 2014	144,740
58,333	Term Loan, 6.55%, Maturing June 30, 2014	29,167
Venetian Casino Resort, LLC
167,647	Term Loan, 5.52%, Maturing May 14, 2014	96,439
829,832	Term Loan, 5.52%, Maturing May 23, 2014	477,361
VML US Finance, LLC
133,333	Term Loan, 6.02%, Maturing May 25, 2012	85,667
266,667	Term Loan, 6.02%, Maturing May 25, 2013	171,333
		$3,918,960

	Principal Amount*	Borrower/Tranche Description	Value
	Nonferrous Metals / Minerals — 0.4%
	Euramax International, Inc.
	167,105	Term Loan - Second Lien, 11.00%, Maturing June 28, 2013	$79,375
	82,895	Term Loan - Second Lien, 11.00%, Maturing June 28, 2013	39,375
	Murray Energy Corp.
	723,750	Term Loan, 6.94%, Maturing January 28, 2010	629,662
	Noranda Aluminum Acquisition
	523,439	Term Loan, 4.81%, Maturing May 18, 2014	418,751
			$1,167,163
	Oil and Gas — 0.2%
	Dresser, Inc.
	300,000	Term Loan - Second Lien, 8.56%, Maturing May 4, 2015	$185,500
	Enterprise GP Holdings, L.P.
	300,000	Term Loan, 6.68%, Maturing October 31, 2014	253,500
	Targa Resources, Inc.
	87,903	Term Loan, 3.64%, Maturing October 31, 2012	67,158
	229,912	Term Loan, 5.97%, Maturing October 31, 2012	175,653
			$681,811
	Publishing — 4.2%
	American Media Operations, Inc.
	976,936	Term Loan, 7.56%, Maturing January 31, 2013	$656,989
	CanWest MediaWorks, Ltd.
	222,187	Term Loan, 4.81%, Maturing July 10, 2014	158,864
	GateHouse Media Operating, Inc.
	375,000	Term Loan, 4.81%, Maturing August 28, 2014	92,500
	175,000	Term Loan, 4.98%, Maturing August 28, 2014	43,167
	Idearc, Inc.
	2,805,062	Term Loan, 5.74%, Maturing November 17, 2014	1,210,853
	Laureate Education, Inc.
	59,434	Term Loan, 7.00%, Maturing August 17, 2014	42,495
	397,171	Term Loan, 7.00%, Maturing August 17, 2014	283,977
	MediaNews Group, Inc.
	198,790	Term Loan, 7.07%, Maturing August 2, 2013	104,365
	Mediannuaire Holding
EUR	242,204	Term Loan, 7.38%, Maturing October 10, 2014	137,629
EUR	242,204	Term Loan, 7.88%, Maturing October 10, 2015	137,629
	Nebraska Book Co., Inc.
	718,139	Term Loan, 6.38%, Maturing March 4, 2011	524,241
	Nielsen Finance, LLC
	1,465,069	Term Loan, 4.80%, Maturing August 9, 2013	1,068,035
	Philadelphia Newspapers, LLC
	212,423	Term Loan, 7.25%, Maturing June 29, 2013	63,727

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
R.H. Donnelley Corp.
	974,032	Term Loan, 6.85%, Maturing June 30, 2010	$618,713
Reader's Digest Association, Inc. (The)
	911,125	Term Loan, 5.23%, Maturing March 3, 2014	464,674
Seat Pagine Gialle SpA
EUR	1,574,725	Term Loan, 4.61%, Maturing May 25, 2012	1,372,833
TL Acquisitions, Inc.
	497,487	Term Loan, 5.62%, Maturing July 5, 2014	373,392
Trader Media Corp.
GBP	437,625	Term Loan, 8.26%, Maturing March 23, 2015	364,471
Tribune Co.
	179,200	Term Loan, 7.08%, Maturing June 4, 2009	141,030
	790,000	Term Loan, 6.00%, Maturing May 17, 2014	354,710
World Directories Acquisition
EUR	877,676	Term Loan, 6.72%, Maturing May 31, 2014	682,371
Xsys US, Inc.
EUR	1,000,000	Term Loan, 7.54%, Maturing September 27, 2014	809,339
YBR Acquisition BV
EUR	450,000	Term Loan, 7.01%, Maturing June 30, 2013	441,632
EUR	450,000	Term Loan, 7.51%, Maturing June 30, 2014	442,269
Yell Group, PLC
	2,000,000	Term Loan, 6.12%, Maturing February 10, 2013	1,380,000
			$11,969,905
Radio and Television — 1.6%
Block Communications, Inc.
	267,438	Term Loan, 5.27%, Maturing December 22, 2011	$215,287
CMP KC, LLC
	483,094	Term Loan, 7.81%, Maturing May 5, 2013	314,108
NEP II, Inc.
	172,373	Term Loan, 6.01%, Maturing February 16, 2014	126,694
Nexstar Broadcasting, Inc.
	382,226	Term Loan, 5.51%, Maturing October 1, 2012	265,647
	361,707	Term Loan, 5.51%, Maturing October 1, 2012	251,387
PanAmSat Corp.
	228,713	Term Loan, 6.65%, Maturing January 3, 2014	189,832
	228,644	Term Loan, 6.65%, Maturing January 3, 2014	189,774
	228,644	Term Loan, 6.65%, Maturing January 3, 2014	189,774
Paxson Communications Corp.
	850,000	Term Loan, 8.00%, Maturing January 15, 2012	471,750
SFX Entertainment
	343,484	Term Loan, 7.02%, Maturing June 21, 2013	276,505
Tyrol Acquisition 2 SAS
EUR	250,000	Term Loan, 6.50%, Maturing January 19, 2015	194,369
EUR	250,000	Term Loan, 7.40%, Maturing January 19, 2016	194,369

Principal Amount*	Borrower/Tranche Description	Value
Radio and Television (continued)
Univision Communications, Inc.
154,100	Term Loan - Second Lien, 5.50%, Maturing March 29, 2009	$135,223
2,024,990	Term Loan, 5.25%, Maturing September 29, 2014	1,100,582
Young Broadcasting, Inc.
241,875	Term Loan, 6.30%, Maturing November 3, 2012	159,940
487,500	Term Loan, 6.56%, Maturing November 3, 2012	322,359
		$4,597,600
Rail Industries — 0.1%
Rail America, Inc.
27,360	Term Loan, 7.88%, Maturing August 14, 2009	$24,487
422,640	Term Loan, 7.88%, Maturing August 13, 2010	378,263
		$402,750
Retailers (Except Food and Drug) — 0.8%
American Achievement Corp.
305,810	Term Loan, 5.07%, Maturing March 25, 2011	$275,229
Josten's Corp.
375,045	Term Loan, 5.17%, Maturing October 4, 2011	312,694
Neiman Marcus Group, Inc.
205,696	Term Loan, 4.57%, Maturing April 5, 2013	156,393
Orbitz Worldwide, Inc.
311,850	Term Loan, 6.39%, Maturing July 25, 2014	200,364
Oriental Trading Co., Inc.
300,000	Term Loan - Second Lien, 9.12%, Maturing January 31, 2013	125,000
452,727	Term Loan, 5.25%, Maturing July 31, 2013	277,861
Rent-A-Center, Inc.
258,415	Term Loan, 4.95%, Maturing November 15, 2012	209,316
Rover Acquisition Corp.
417,563	Term Loan, 5.74%, Maturing October 26, 2013	314,425
Savers, Inc.
100,736	Term Loan, 5.75%, Maturing August 11, 2012	79,581
110,204	Term Loan, 5.75%, Maturing August 11, 2012	87,061
The Yankee Candle Company, Inc.
184,654	Term Loan, 5.76%, Maturing February 6, 2014	124,641
		$2,162,565
Steel — 0.3%
Algoma Acquisition Corp.
706,822	Term Loan, 6.00%, Maturing June 20, 2013	$572,526
Niagara Corp.
296,250	Term Loan, 8.50%, Maturing June 29, 2014	204,413
		$776,939

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Surface Transport — 0.1%
Swift Transportation Co., Inc.
	501,163	Term Loan, 6.06%, Maturing May 10, 2014	$290,674
			$290,674
Telecommunications — 1.7%
Alltell Communication
	496,241	Term Loan, 5.32%, Maturing May 16, 2014	$473,662
	767,250	Term Loan, 5.50%, Maturing May 16, 2015	734,402
Asurion Corp.
	425,000	Term Loan, 6.06%, Maturing July 13, 2012	318,042
	250,000	Term Loan - Second Lien, 10.84%, Maturing January 13, 2013	168,333
BCM Luxembourg, Ltd.
EUR	375,000	Term Loan, 6.38%, Maturing September 30, 2014	304,830
EUR	375,000	Term Loan, 6.63%, Maturing September 30, 2015	304,830
EUR	500,000	Term Loan - Second Lien, 8.75%, Maturing March 31, 2016	331,383
CommScope, Inc.
	497,494	Term Loan, 6.10%, Maturing November 19, 2014	383,070
Intelsat Subsidiary Holding Co.
	294,000	Term Loan, 6.65%, Maturing July 3, 2013	243,653
IPC Systems, Inc.
GBP	296,250	Term Loan, 8.56%, Maturing May 31, 2014	238,385
Macquarie UK Broadcast Ventures, Ltd.
GBP	219,163	Term Loan, 7.67%, Maturing December 1, 2014	276,436
Stratos Global Corp.
	305,500	Term Loan, 6.26%, Maturing February 13, 2012	252,038
Windstream Corp.
	866,637	Term Loan, 6.05%, Maturing July 17, 2013	757,549
			$4,786,613
Utilities — 1.7%
AEI Finance Holding, LLC
	75,414	Revolving Loan, 6.76%, Maturing March 30, 2012	$50,151
	543,845	Term Loan, 6.76%, Maturing March 30, 2014	361,657
Astoria Generating Co.
	375,000	Term Loan - Second Lien, 6.96%, Maturing August 23, 2013	291,563
BRSP, LLC
	498,382	Term Loan, 5.86%, Maturing July 13, 2009	356,044
Calpine Corp.
	246,264	DIP Loan, 6.65%, Maturing March 30, 2009	198,155
Mirant North America, LLC
	993,671	Term Loan, 4.87%, Maturing January 3, 2013	828,296

Principal Amount*	Borrower/Tranche Description	Value
Utilities (continued)
NRG Energy, Inc.
556,432	Term Loan, 5.26%, Maturing June 1, 2014	$484,559
1,132,506	Term Loan, 5.26%, Maturing June 1, 2014	986,223
TXU Texas Competitive Electric Holdings Co., LLC
1,215,237	Term Loan, 6.44%, Maturing October 10, 2014	948,797
222,750	Term Loan, 6.66%, Maturing October 10, 2014	174,735
		$4,680,180
Total Senior Floating-Rate Interests (identified cost $189,597,776)		$135,134,230
Mortgage-Backed Securities — 62.2%
Collateralized Mortgage Obligations — 9.8%
Principal Amount (000's omitted)	Security	Value
Federal Home Loan Mortgage Corp.:
$7,386	Series 2113, Class QG, 6.00%, 1/15/29	$7,221,424
3,679	Series 2167, Class BZ, 7.00%, 6/15/29	3,778,262
4,619	Series 2182, Class ZB, 8.00%, 9/15/29	4,881,789
Federal National Mortgage Association:
263	Series 1989-89, Class H, 9.00%, 11/25/19	286,369
561	Series 1991-122, Class N, 7.50%, 9/25/21	588,786
5,178	Series 1993-84, Class M, 7.50%, 6/25/23	5,410,110
1,494	Series 1997-28, Class ZA, 7.50%, 4/20/27	1,558,312
1,378	Series 1997-38, Class N, 8.00%, 5/20/27	1,457,804
2,456	Series G-33, Class PT, 7.00%, 10/25/21	2,558,600
Total Collateralized Mortgage Obligations (identified cost $27,765,637)		$27,741,456
Mortgage Pass-Throughs — 52.4%
Principal Amount (000's omitted)	Security	Value
Federal Home Loan Mortgage Corp.:
$13,371	5.00%, with maturity at 2019	$13,160,370
12,034	6.00%, with various maturities to 2029	12,152,408
2,594	6.15%, with maturity at 2027	2,635,888
6,892	6.50%, with maturity at 2019	7,176,007
5,104	7.00%, with various maturities to 2013	5,242,071
4,467	7.50%, with maturity at 2024	4,749,994

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Mortgage Pass-Throughs (continued)
$6,676	8.00%, with various maturities to 2031	$7,183,103
6,829	8.50%, with various maturities to 2031	7,488,269
639	9.00%, with maturity at 2031	704,643
638	9.50%, with various maturities to 2022	699,693
1,501	11.50%, with maturity at 2019(4)	1,675,128
		$62,867,574
Federal National Mortgage Association:
$11,438	5.00%, with maturity at 2013	$11,546,610
3,101	5.50%, with maturity at 2029	3,068,203
3,711	6.321%, with maturity at 2032(5)	3,802,995
8,573	6.50%, with maturity at 2018	8,765,986
8,368	7.00%, with various maturities to 2032	8,710,435
15,846	7.50%, with various maturities to 2031	16,824,532
4,858	8.00%, with various maturities to 2029	5,217,617
905	8.50%, with maturity at 2027	969,806
2,108	9.00%, with various maturities to 2029	2,336,997
293	9.50%, with maturity at 2014	307,684
1,974	10.00%, with various maturities to 2031(4)	2,255,770
		$63,806,635
Government National Mortgage Association:
$7,334	7.50%, with maturity at 2025	$7,805,917
7,172	8.00%, with various maturities to 2027	7,776,172
3,768	9.00%, with maturity at 2026	4,206,653
694	9.50%, with maturity at 2025	780,145
844	11.00%, with maturity at 2018	955,568
		$21,524,455
Total Mortgage Pass-Throughs (identified cost $148,022,332)		$148,198,664
Total Mortgage-Backed Securities (identified cost $175,787,969)		$175,940,120
Asset Backed Securities — 0.1%
Principal Amount (000's omitted)	Security	Value
$500	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 9.30%, 7/17/19(5)(6)	$152,700
Total Asset Backed Securities (identified cost $500,000)		$152,700

Corporate Bonds & Notes — 1.2%
Principal Amount (000's omitted)		Security	Value
Building and Development — 0.1%
Grohe Holding, Variable Rate
EUR	500	8.193%, 1/15/14	$353,688
			$353,688
Cable and Satellite Television — 0.7%
Iesy Hessen & ISH NRW, Variable Rate
EUR	2,000	7.702%, 4/15/13	$1,937,316
			$1,937,316
Commercial Banks — 0.3%
Kazkommerts International BV
	$2,000	7.875%, 4/7/14	$917,820
			$917,820
Telecommunications — 0.1%
Qwest Corp., Sr. Notes, Variable Rate
	$200	6.069%, 6/15/13	$146,000
			$146,000
Total Corporate Bonds & Notes (identified cost $4,907,079)			$3,354,824
Foreign Government Securities — 5.9%
Principal Amount (000's omitted)		Security	Value
Ghanaian Government Bond
GHS	730	13.69%, 3/15/10(2)	$575,007
GHS	320	13.50%, 3/30/10(2)	250,841
GHS	1,300	13.67%, 6/11/12(2)	909,501
JP Morgan Chilean Inflation Linked Note
	$2,365	3.8%, 11/17/15(7)	1,940,396
Indonesia Government
IDR	20,911,000	11.00%, 12/15/12	1,583,193
IDR	18,100,000	9.00%, 9/15/18	1,014,181
Ivory Coast
	$562	0.00%, 3/31/28	187,339
Kenyan Treasury Bond
KES	4,050	9.50%, 3/23/09	51,086

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)		Security	Value
Letra Tesouro Nacional
BRL	86	0.00%, 1/1/09	$38,844
Nota Do Tesouro Nacional
BRL	2,749	6.00%, 5/15/15(8)	1,046,224
Republic of Ecuador
	$187	10.00%, 8/15/30	55,165
Republic of Georgia
	$7,551	7.50%, 4/15/13	5,436,720
Republic of Indonesia
	$600	6.875%, 1/17/18	393,413
Republic of Nigeria
NGN	119,000	17.00%, 12/16/08	1,020,842
NGN	39,700	12.00%, 4/28/09	341,717
Republic of Sri Lanka
LKR	38,900	11.50%, 11/1/08	353,010
Republic of Turkey
	$187	6.875%, 3/17/36	128,095
Republic of Uruguay
UYU	44,943	5.00%, 9/14/18(9)	1,270,954
	$187	7.875%, 1/15/33	117,857
Total Foreign Government Securities (identified cost $20,147,378)			$16,714,385

Currency Options Purchased — 0.1%
Description	Principal Amount of Contracts (000's omitted)		Strike Price	Expiration Date	Value
Euro Put Option	EUR	300	1.3195	11/13/08	$17,509
Euro Put Option	EUR	300	1.3540	11/26/08	27,748
Euro Put Option	EUR	300	1.3506	12/11/08	28,559
Euro Put Option	EUR	300	1.3270	1/8/09	25,795
Euro Put Option	EUR	300	1.3375	2/12/09	30,218
Euro Put Option	EUR	300	1.3705	4/8/09	39,177
Euro Put Option	EUR	300	1.3745	5/13/09	41,150
South Korean Won Call Option	KRW	1,831,000	915.5	6/2/09	45,610
Total Currency Options Purchased (identified cost $140,949)					$255,766

Short-Term Investments — 4.9%
Foreign Government Securities — 2.4%
Principal Amount (000's omitted)		Security	Value
Central Bank of Iceland(5)
ISK	100,000	17.75%, 3/25/09	$660,438

Principal Amount (000's omitted)		Security	Value
Nigerian Treasury Bill
NGN	13,500	0.00%, 7/2/09	$107,951
NGN	49,042	0.00%, 9/3/09	385,839
Republic of Iceland
ISK	850,933	8.50%, 12/12/08	5,569,164
Total Foreign Government Securities (identified cost $12,355,403)			$6,723,392
Other Securities — 2.5%
Description		Interest/Principal (000's omitted)	Value
Cash Management Portfolio, 1.90%(10)		$6,205	$6,204,656
State Street Bank and Trust Time Deposit, 0.50%, 11/3/08		900	900,000
Total Other Securities (identified cost $7,104,656)			$7,104,656
Total Short-Term Investments (identified cost $19,460,059)			$13,828,048
Gross Investments — 122.2% (identified cost $410,541,210)			$345,380,073
Less Unfunded Loan Commitments — (0.0)%			$(98,398)
Net Investments — 122.2% (identified cost $410,442,812)			$345,281,675
Other Assets, Less Liabilities — (22.2)%			$(62,546,670)
Net Assets Applicable to Common Shares — 100.0%			$282,735,005

BRL - Brazilian Real

EUR - Euro

GBP - British Pound Sterling

GHS - Ghanaian Cedi

IDR - Indonesian Rupiah

ISK - Icelandic Krona

KES - Kenyan Shilling

KRW - South Korean Won

LKR - Sri Lankan Rupee

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

NGN - Nigerian Naira

UYU - Uruguayan Peso

*  In U.S. dollars unless otherwise indicated.

DIP - Debtor in Possession

(1)  Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrower to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)  Adjustable rate security. Rate shown is the rate at October 31, 2008.

(6)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $152,700 or 0.1% of the Fund's net assets.

(7)  Bond pays a coupon of 3.8% on the face at the end of the payment period. Principal is adjusted based on changes in the Chilean UF (Unidad de Fomento) Rate. The original face is $2,000,000 and the current face is $2,365,124.

(8)  Bond pays a coupon of 6% on the face at the end of the payment period. Principal is adjusted based on the ICPA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 1,569,000 and the current face is BRL 2,748,949.

(9)  Bond pays a coupon of 5% on the face at the end of the payment period. Principal is adjusted with the Uruguayan inflation rate. Original face of the bond is UYU 38,030,000 and current face is UYU 44,942,578.

(10)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

(11)  This Senior Loan will settle after October 31, 2008, at which time the interest rate will be determined.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $404,238,156)	$339,077,019
Affiliated investment, at value (identified cost, $6,204,656)	6,204,656
Cash	1,718,474
Receivable for investments sold	770,788
Interest receivable	3,378,075
Interest receivable from affiliated investment	5,007
Receivable for daily variation margin on open financial futures contracts	162,625
Receivable for open forward foreign currency exchange contracts	4,990,614
Receivable for closed forward foreign currency exchange contracts	312,874
Receivable for open swap contracts	2,792,131
Prepaid expenses and other assets	51,699
Total assets	$359,463,962
Liabilities
Demand note payable	$70,900,000
Payable for open swap contracts	3,077,827
Payable for open forward foreign currency exchange contracts	969,234
Payable for closed forward foreign currency exchange contracts	193,512
Payable for investments purchased	677,736
Payable for interest on swap contracts	75,621
Due to custodian – foreign currency, at value (identified cost $278,283)	257,189
Payable to affiliate for investment adviser fee	227,641
Payable to affiliate for Trustees' fees	814
Accrued expenses	349,383
Total liabilities	$76,728,957
Net Assets	$282,735,005
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 18,886,596 shares issued and outstanding	$188,866
Additional paid-in capital	369,515,542
Accumulated net realized loss (computed on the basis of identified cost)	(24,747,117)
Accumulated distributions in excess of net investment income	(436,423)
Net unrealized depreciation (computed on the basis of identified cost)	(61,785,863)
Net Assets	$282,735,005
Net Asset Value
($282,735,005 ÷ 18,886,596 common shares issued and outstanding)	$14.97

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest (net of foreign taxes, $32,761)	$22,270,949
Securities lending income, net	3,186,550
Interest income allocated from affiliated investment	221,498
Expenses allocated from affiliated investment	(33,809)
Total investment income	$25,645,188
Expenses
Investment adviser fee	$4,119,366
Trustees' fees and expenses	12,328
Custodian fee	494,439
Interest expense and fees	204,313
Legal and accounting services	114,855
Printing and postage	49,570
Transfer and dividend disbursing agent fees	32,807
Miscellaneous	63,245
Total expenses	$5,090,923
Deduct — Reduction of investment adviser fee	$1,107,067
Reduction of custodian fee	1,666
Total expense reductions	$1,108,733
Net expenses	$3,982,190
Net investment income	$21,662,998
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(2,256,277)
Financial futures contracts	(614,398)
Swap contracts	876,772
Foreign currency and forward foreign currency exchange contract transactions	5,482,568
Net realized gain	$3,488,665
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(70,251,700)
Financial futures contracts	117,519
Swap contracts	1,008,269
Foreign currency and forward foreign currency exchange contracts	2,895,624
Net change in unrealized appreciation (depreciation)	$(66,230,288)
Net realized and unrealized loss	$(62,741,623)
Net decrease in net assets from operations	$(41,078,625)

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$21,662,998	$21,313,467
Net realized gain from investment transactions, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	3,488,665	4,458,263
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contracts	(66,230,288)	2,815,225
Net increase (decrease) in net assets from operations	$(41,078,625)	$28,586,955
Distributions to shareholders — From net investment income	$(25,806,645)	$(26,792,626)
Total distributions	$(25,806,645)	$(26,792,626)
Capital share transactions — Reinvestment of distributions to shareholders	$—	$585,011
Total increase in net assets from capital share transactions	$—	$585,011
Net increase (decrease) in net assets	$(66,885,270)	$2,379,340
Net Assets
At beginning of year	$349,620,275	$347,240,935
At end of year	$282,735,005	$349,620,275
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(436,423)	$228,536

Statement of Cash Flows

Cash Flows From Operating Activities	For the Year Ended October 31, 2008
Net decrease in net assets from operations	$(41,078,625)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(247,521,183)
Investments sold and principal repayments	347,726,913
Increase in short-term investments, net	(2,960,710)
Net amortization of premium (discount)	838,826
Decrease in interest receivable	817,068
Decrease in interest receivable from affiliated investment	20,141
Decrease in payable for investments purchased	(5,382,815)
Increase in receivable for investments sold	(714,795)
Increase in receivable for daily variation margin on open financial futures contracts	(156,255)
Increase in receivable for open swap contracts	(2,684,072)
Increase in receivable for open forward foreign currency exchange contracts	(3,425,796)
Increase in prepaid expenses and other assets	(25,359)
Decrease in receivable for closed forward foreign currency exchange contracts	496,956
Increase in payable for open swap contracts	1,675,803
Increase in payable for interest on swap contracts	75,621
Increase in payable for closed forward foreign currency exchange contracts	140,275
Increase in payable for open forward foreign currency exchange contracts	89,924
Decrease in payable to affiliate for investment adviser fee	(41,311)
Decrease in payable to affiliate for Trustees' fees	(606)
Decrease in unfunded loan commitments	(1,366,551)
Decrease in collateral for securities loaned	(168,177,644)
Increase in accrued expenses	24,298
Net change in unrealized appreciation (depreciation) on investments	70,251,700
Net realized (gain) loss on investments	2,256,277
Net cash used in operating activities	$(49,121,920)
Cash Flows From Financing Activities
Cash distributions paid, net of reinvestments	$(25,806,645)
Proceeds from demand note payable	93,400,000
Repayment of demand note payable	(22,500,000)
Increase in due to custodian – foreign currency	257,189
Net cash provided by financing activities	$45,350,544
Net decrease in cash	$(3,771,376)
Cash at beginning of year(1)	$5,489,850
Cash at end of year	$1,718,474
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$93,975

(1)  Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended October 31,			Period Ended
	2008	2007	2006	October 31, 2005(1)
Net asset value — Beginning of period	$18.510	$18.420	$18.570	$19.100	(2)
Income (loss) from operations
Net investment income(3)	$1.147	$1.129	$1.015	$0.540
Net realized and unrealized gain (loss)	(3.321)	0.381	0.238	(0.250)
Total income (loss) from operations	$(2.174)	$1.510	$1.253	$0.290
Less distributions
From net investment income	$(1.366)	$(1.420)	$(1.322)	$(0.667)
Tax return of capital	—	—	(0.081)	(0.113)
Total distributions	$(1.366)	$(1.420)	$(1.403)	$(0.780)
Offering costs charged to paid-in capital(3)	$—	$—	$—	$(0.040)
Net asset value — End of period	$14.970	$18.510	$18.420	$18.570
Market value — End of period	$12.620	$16.500	$17.750	$16.070
Total Investment Return on Net Asset Value(4)	(11.57)%	8.82%	7.73%	1.71	%(5)(8)
Total Investment Return on Market Value(4)	(16.36)%	0.66%	19.96%	(11.98	)%(5)(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$282,735	$349,620	$347,241	$350,146
Expenses before custodian fee reduction excluding interest and fees	1.15%	1.14%	1.11%	1.02	%(7)
Interest and fee expense(9)	0.06%	—	—	—
Total expenses before custodian fee reduction	1.21%	1.14%	1.11%	1.02	%(7)
Expenses after custodian fee reduction excluding interest and fees	1.15%	1.14%	1.11%	1.01	%(7)
Net investment income	6.54%	6.12%	5.50%	4.26	%(7)
Portfolio Turnover	31%	114%	56%	89	%(8)
Senior Securities:
Total notes payable outstanding (in 000's)	$70,900	$—	$—	$—
Asset coverage per $1,000 of notes payable(6)	$4,988	$—	$—	$—

(1)  For the period from the start of business, February 28, 2005, to October 31, 2005.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average common shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing the result by the notes payable balance in thousands.

(7)  Annualized.

(8)  Not annualized.

(9)  Interest expense relates to borrowings for the purpose of financial leverage. See Note 9 to Notes to Financial Statements.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser's matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the options are traded or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Sovereign credit default swaps, foreign interest rate swaps and over-the-counter currency options are valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $22,255,201 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($2,603,915), October 31, 2014 ($1,684,823) and October 31, 2016 ($17,966,463).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Credit Default Swaps — The Fund may enter into credit default swap contacts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefits from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligations. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Fund segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

O  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains, if any. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$25,806,645	$26,792,626

During the year ended October 31, 2008, accumulated net realized loss was increased by $22,869,816, accumulated distributions in excess of net investment income was decreased by $3,478,688 and paid-in capital was increased by $19,391,128 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, mixed straddles and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$850,754
Capital loss carryforward	$(22,255,201)
Net unrealized depreciation	$(65,564,956)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency transactions, futures contracts, swap contracts and premium amortization.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund's average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked-to-market daily and any unrealized appreciation or depreciation is reflected in the Fund's net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The advisory agreement provides that if investment leverage exceeds 40% of the Fund's total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2008, the Fund's investment leverage was 46% of its total leveraged assets. The portion of the adviser fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's adviser fee. For the year ended October 31, 2008, the Fund's adviser fee totaled $4,151,502 of which $32,136 was allocated from Cash Management and $4,119,366 was paid or accrued directly by the Fund. For the year ended October 31, 2008, the adviser fee was equivalent to 0.63% of the Fund's average daily total leveraged assets, and 1.25% of the Fund's average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund's average daily total leveraged assets during the first five full years of the Fund's operations, 0.15% of the Fund's average daily total leveraged assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $1,107,067 of its adviser fee for the year ended October 31, 2008.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2008 were as follows:

Purchases
Investments (non-U.S. Government)	$87,032,117
U.S. Government Securities	38,153,460
$125,185,577

Sales
Investments (non-U.S. Government)	$140,147,447
U.S. Government Securities	86,461,978
$226,609,425

Included in sales are proceeds of $50,191,075 from the sale of securities by the Fund to investment companies advised by EVM or its affiliates. Such transactions were executed in accordance with affiliated transaction procedures approved by the Fund's Trustees.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the year ended October 31, 2008. Common shares issued pursuant to the Fund's dividend reinvestment plan for the year ended October 31, 2007 were 31,596.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$412,072,550
Gross unrealized appreciation	$695,731
Gross unrealized depreciation	(67,486,606)
Net unrealized depreciation	$(66,790,875)

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts, credit default swaps and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Dates	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
1/05/09	Brazilian Real 2,582,508	United States Dollar 1,382,499	$211,904
11/28/08	British Pound Sterling 2,524,312	United States Dollar 4,143,153	86,710
12/22/08	Croatia Kuna 5,884,000	Euro 810,468	(3,447)
1/26/09	Croatia Kuna 3,168,900	Euro 433,324	(2,881)
11/03/08	Euro 11,394	United States Dollar 14,441	(8,103)
11/04/08	Euro 1,820,000	United States Dollar 2,313,220	(6,461)
11/04/08	Euro 300,000	United States Dollar 388,200	5,835
11/06/08	Euro 3,143,676	United States Dollar 4,322,555	316,092
11/12/08	Euro 2,120,000	United States Dollar 2,698,294	(2,916)
11/14/08	Euro 728,377	United States Dollar 928,827	833
11/28/08	Euro 19,255,887	United States Dollar 24,869,941	350,148
12/12/08	Icelandic Krona 505,953,475	United States Dollar 6,522,003	3,180,495
11/06/08	Israeli Shekel 3,970,000	United States Dollar 1,058,046	(10,489)
11/10/08	Malaysian Ringgit 8,040,000	United States Dollar 2,294,848	30,965
11/28/08	Malaysian Ringgit 7,670,000	United States Dollar 2,141,860	(17,074)
11/03/08	Mauritian Rupee 38,900,000	United States Dollar 1,234,921	24,968
11/04/08	New Turkish Lira 1,673,080	United States Dollar 992,926	(90,579)
11/28/08	New Zealand Dollar 1,788,110	United States Dollar 1,041,574	3,512
11/10/08	Philippine Peso 108,800,000	United States Dollar 2,255,390	41,398
11/03/08	Polish Zloty 8,531,250	Euro 2,401,816	(22,312)

Settlement Dates	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
11/05/08	South African Rand 11,671,406	United States Dollar 1,054,280	$(139,392)
11/07/08	South African Rand 32,448,983	United States Dollar 3,177,690	(139,115)
11/03/08	Sri Lanka Rupee 41,136,750	United States Dollar 367,030	(6,346)
11/28/08	Taiwan Dollar 76,350,000	United States Dollar 2,297,346	(25,123)
12/26/08	Taiwan Dollar 76,400,000	United States Dollar 2,284,621	(42,619)
1/21/09	Taiwan Dollar 59,600,000	United States Dollar 1,833,282	16,209
11/28/08	Thai Baht 150,000,000	United States Dollar 4,294,303	29,304
11/04/08	Zambian Kwacha 2,120,000,000	United States Dollar 445,860	(28,414)
11/07/08	Zambian Kwacha 2,120,000,000	United States Dollar 450,011	(23,865)
1/15/09	Zambian Kwacha 2,166,000,000	United States Dollar 528,293	52,407
			$3,781,644

Purchases

Settlement Dates	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
12/02/08	Brazilian Real 5,380,000	United States Dollar 2,505,822	$(50,793)
11/07/08	Colombian Peso 2,584,603,521	United States Dollar 1,190,513	(107,249)
11/04/08	Euro 2,375,746	United States Dollar 3,024,827	3,180
11/03/08	Mauritian Rupee 38,900,000	United States Dollar 1,384,834	(174,881)
11/07/08	Mauritian Rupee 38,900,000	United States Dollar 1,234,043	(24,466)
11/17/08	Mauritian Rupee 18,500,000	United States Dollar 616,667	(42,014)
11/06/08	Mexican Peso 54,760,000	United States Dollar 4,164,259	88,857
11/07/08	Mexican Peso 24,840,000	United States Dollar 1,825,799	102,900
11/03/08	Polish Zloty 8,531,250	Euro 2,383,896	45,152

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Settlement Dates	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/14/08	Polish Zloty 11,824,750	Euro 3,072,960	$355,038
11/10/08	Polish Zloty 8,531,250	Euro 2,401,725	21,498
11/05/08	Ugandan Shilling 1,124,090,089	United States Dollar 592,172	(695)
11/04/08	Zambian Kwacha 2,120,000,000	United States Dollar 451,064	23,209
			$239,736

At October 31, 2008, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $312,874 and a payable of $193,512.

Futures Contracts

Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)
12/08	21 Japan 10 Year Bond*	Short	$(29,304,656)	$(29,264,846)	$39,810
12/08	22 U.S. 5 Year Treasury Note	Short	$(2,474,486)	$(2,491,672)	$(17,186)
					$22,624

*  Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Credit Default Swaps

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Barclays
Bank PLC:	Austria	Buy	$2,200	0.44%	12/20/13	$37,119
	Iceland	Sell	800	1.88	3/20/18	(249,630)
	Kazakhstan	Buy	2,000	2.43	9/20/13	367,995
	Kazakhstan	Sell	1,900	9.75	11/20/09	33,476
	Turkey (Republic of)	Buy	1,100	2.12	1/20/13	103,648
Citigroup, Inc.:	Kazakhstan	Sell	1,900	8.00	10/20/09	398
	Peru	Sell	1,900	2.00	9/20/11	(47,930)
	Peru	Sell	1,000	2.90	10/20/13	(20,158)
Credit Suisse First Boston, Inc.:	Columbia	Sell	2,200	4.90	11/20/09	60,526
	Italy	Buy	6,800	0.20	12/20/16	445,376
	Philippines (Republic of the)	Buy	5,000	2.15	9/20/11	279,002
	Turkey (Republic of)	Buy	10,000	2.01	3/20/10	351,580
	Turkey (Republic of)	Buy	880	2.11	1/20/13	83,226

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
JPMorgan
Chase Bank:	Brazil	Sell	2,100	5.25	11/20/09	$38,065
	Iceland	Sell	1,300	1.70	3/20/18	(418,223)
	Iceland	Sell	2,600	1.75	3/20/18	(829,461)
	Iceland	Sell	800	1.90	3/20/18	(248,770)
	Iceland	Sell	1,000	2.10	3/20/23	(300,484)
	Iceland	Sell	1,000	2.45	3/20/23	(276,946)
	Philippines (Republic of the)	Buy	5,000	2.17	9/20/11	276,401
	Turkey (Republic of)	Buy	10,000	2.00	3/20/10	352,893
	Turkey (Republic of)	Buy	3,740	2.12	1/20/13	352,404
						$390,507

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Barclays Bank PLC:	12,000,000 MYR	Pay	KLIBOR	3.85%	3/27/12	$10,022
JPMorgan Chase Bank:	3,693,637 BRL	Pay	Brazilian Interbank Deposit Rate	12.73	1/2/12	(213,583)
	4,309,749 BRL	Pay	Brazilian Interbank Deposit Rate	10.35	1/2/12	(428,628)
	10,259,445 BRL	Pay	Brazilian Interbank Deposit Rate	11.34	1/2/09	(44,014)
						$(676,203)

BRL  Brazilian Real

MYR  Malaysian Ringgit

KLIBOR  Kuala Lumpur Interbank Offered Rate

At October 31, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund's assets to the extent of any overdraft. At October 31, 2008, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $257,189.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund for the purpose of financial leverage. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At October 31, 2008, the Fund had a balance outstanding pursuant to this line of credit of $70,900,000. For the period from September 15, 2008, the date of the initial draw on the line of credit agreement, through October 31, 2008, the average borrowings and the average interest rate (annualized) were $80,010,638 and 1.93%, respectively.

10  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11  Securities Lending Agreement

The Fund has established a securities lending agreement in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received and amounted to $3,510,238 for the year ended October 31, 2008. At October 31, 2008, the Fund did not have any securities on loan. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

12  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Short Duration Diversified
Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, February 28, 2005, to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2008, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, February 28, 2005, to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2008

FEDERAL TAX INFORMATION

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Short Duration Diversified Income Fund

NOTICE TO SHAREHOLDERS

The Fund may enter into forward commitments to purchase U.S. government agency generic MBS, with the total amount of such outstanding commitments not to exceed 10% of total net assets. Such forward commitments may be entered into for purposes of investment leverage. The Fund may also enter into forward commitments to sell generic U.S. government agency MBS, with the total amount of such outstanding commitments not to exceed 50% of MBS holdings.

Eaton Vance Short Duration Diversified Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock & Transfer Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock & Transfer Trust Company or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock & Transfer Trust Company, at 1-866-439-6787.

Eaton Vance Short Duration Diversified Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2008, our records indicate that there are 73 registered shareholders and approximately 14,380 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Short Duration Diversified Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating-rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). The Board noted the nature of the management fees which are charged on total leveraged assets, and its relationship to the investment objectives of the Fund. The Board concluded that the fees were appropriate in light of the manner in which the leverage will be used by the Adviser in managing the portfolio.

As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee	Until 2009. 1 year. Trustee since 2008.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2009. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2009. 2 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2010. 3 years. Trustee since 2004.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2010. 3 years. Trustee since 2004.	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2011. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2010. 2 years. Trustee since 2008.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2011. 3 years. Trustee since 2004.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Trustee until 2011. 3 years. Trustee since 2003; Chairman since 2007.	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 8/13/56	President	Since 2007	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003), and prior thereto he was a Team Leader for the Institutional Services Group for State Street Bank in Luxembourg. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Catherine C. McDermott 5/13/64	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on March 10, 2008. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Investment Adviser and Administrator of Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116

Eaton Vance Short Duration Diversified Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2319-12/08  CE-SDDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2007 and October 31, 2008 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$67,350	$63,395

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$19,710	$20,400

All Other Fees(3)	$0	$301

Total	$87,060	$84,096

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)              All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

For the fiscal years ended October 31, 2007 and October 31, 2008, the registrant was billed $35,000 and $40,000, respectively, by D&T the principal accountant for the registrant, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2008; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	10/31/07	10/31/08

Registrant	$19,710	$20,701

Eaton Vance(1)	$286,446	$317,301

(1)                                  The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Christine Johnston, Catherine M. McDermott, Scott H. Page, Susan Schiff, Payson F. Swaffield, Mark S. Venezia and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations among the Fund’s three principal investment categories.

Ms. Johnston has been with Eaton Vance since 1994 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”).  Ms. McDermott has been with Eaton Vance since 2000 and is a Vice President of EVM and BMR.  Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Bank Loan Investment Group.  Ms. Schiff has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR.  Mr. Swaffield is Chief Income Investment Officer of EVM and BMR and has been an Eaton Vance portfolio manager since 1996.  Mr. Venezia has been an Eaton Vance portfolio manager since 1990 and is a Vice President of EVM and BMR.  He is head of Eaton Vance’s Global Bond Department.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total assets of Accounts Paying a Performance Fee*
Christine M. Johnston
Registered Investment Companies	3	$2,961.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	2	$2,689.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Scott H. Page
Registered Investment Companies**	10	$11,467.5	0	$0
Other Pooled Investment Vehicles	4	$2,343.6	1	$483.9
Other Accounts	5	$4,233.8	0	$0
Susan Schiff
Registered Investment Companies	5	$3,756.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Payson F. Swaffield
Registered Investment Companies	3	$2,805.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

	Number of All Accounts	Total Assets of All Accounts*		Number of Accounts Paying a Performance Fee	Total assets of Accounts Paying a Performance Fee*
Mark S. Venezia
Registered Investment Companies**	10	$4,334.1	***	0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	1	$5.0		0	$0

*    In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

**  Numbers provided include an investment company structured as a fund of funds which invests in funds in the Eaton Vance complex advised by other portfolio managers.

*** Certain of the funds that Mr. Venezia serves as portfolio manager may invest in underlying portfolios that Mr. Venezia also serves as portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Christine Johnston	None
Catherine M. McDermott	None
Scott H. Page	None
Susan Schiff	None
Payson F. Swaffield	None
Mark S. Venezia	$50,001 - $100,000

Potential for Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.  EVM has adopted several policies and procedures designed to address these potential conflicts including:  a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock.  EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees.  Compensation of EVM’s investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation.  EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks.  Performance is normally based on periods ending on the September 30th preceding fiscal year end.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes.  For other funds, performance is evaluated on a pre-tax basis.  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance.  For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 15, 2008

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 15, 2008